UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2007

Home BancShares, Inc.
(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (501) 328-4770

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Home BancShares, Inc. has announced the appointment of Robert H. "Bunny" Adcock, Jr. to its board of directors. This expands the Home BancShares board from 12 to 13 members. This appointment will include serving as Vice Chairman of the Company and as a member of the asset quality committee. Mr. Adcock, a founding investor in Home BancShares, served as Vice Chairman of the Company until his appointment as the Arkansas State Bank Commissioner in June of 2003. Mr. Adcock completed serving his four year term as Commissioner in June of 2007. A copy of the press release announcing the appointment of Mr. Adcock to the board is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.

    (d)    Exhibits

    99.1  Press Release dated July 20, 2007 announcing the appointment of Robert H. "Bunny" Adcock, Jr. to Home BancShares
             Inc.'s board of directors.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc. (Registrant)
July 20, 2007 (Date)	/s/ RANDY MAYOR Randy Mayor Chief Financial Officer